UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2026

NEW AMERICA ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

Florida	001-42988	39-2431245
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

590 Madison Avenue, 39th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 576-6828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	NWAXU	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	NWAX	The New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable to purchase one share of Class A common stock at an exercise price of $11.50	NWAXW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 26, 2026, New America Acquisition I Corp. (the “Company”) announced that the holders of the Company’s units sold in the Company’s initial public offering (the “Units”) may elect to separately trade the Company’s shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and redeemable warrants (“Warrants”) included in the Units commencing on January 26, 2026. Each Unit consists of one share of Class A Common Stock and one half of one redeemable Warrant with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock. Any Units not separated will continue to trade on the New York Stock Exchange (“NYSE”) under the symbol “NWAXU.” Any underlying shares of Class A Common Stock and Warrants that are separated will trade on NYSE under the symbols “NWAX” and “NWAXW,” respectively. No fractional Warrants will be issued upon separation of the Units and only whole Warrants will trade. Holders of the Units will need to have their brokers contact Odyssey Transfer and Trust Company, the Company’s transfer agent, in order to separate the holders’ Units into shares of Class A Common Stock and Warrants.

A copy of the press release issued by the Company announcing the separate trading of the securities underlying the Units is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of New America Acquisition I Corp., dated January 26, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2026

New America Acquisition I Corp.

By:	/s/ Kevin McGurn
Name:	Kevin McGurn
Title:	Chief Executive Officer and Chairman of the Board